Exhibit 10.10

EXECUTION COPY

AMENDMENT NO. 4 TO
AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 4 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of July 29, 2016 (the “Agreement”), is entered into by and among (a) Focus Financial Partners, LLC (the “Company”), a Delaware limited liability company, (b) the Lenders (as defined below) party hereto and (c) Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and as a Lender, L/C Issuer, and Swing Line Lender.

WHEREAS, the Company, certain Subsidiaries of the Company party thereto from time to time pursuant to Section 2.14 thereof (each a “Designated Borrower” and, together with the Company, collectively, the “Borrowers” and each individually a “Borrower”), each lender from time to time party thereto (the “Lenders” and each individually, a “Lender”), and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 10, 2013 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Credit Agreement);

WHEREAS, the Company has requested to amend certain provisions of the Credit Agreement, as described below, and the Administrative Agent and the Required Lenders have agreed, subject to the terms and conditions set forth herein, to amend such provisions of the Credit Agreement;

NOW, THEREFORE, the Administrative Agent and the undersigned Lenders have agreed, subject to the terms and conditions set forth herein, to amend certain terms and provisions of the Credit Agreement as described below:

§1.        Amendments to Credit Agreement.  Upon the Fourth Amendment Effective Date, the Credit Agreement shall be automatically amended as follows without any further action required by any party hereto by:

(a)           adding in the appropriate alphabetical order the following new definitions in Section 1.01 of the Credit Agreement as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Fourth Amendment Effective Date” means July 29, 2016.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)           amending and restating the pricing grid in its entirety in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement as follows:

Applicable Rate

Pricing Level	Consolidated Total Leverage Ratio	Applicable Rate for LIBOR Loans/ Letter of Credit Fees	Applicable Rate for Base Rate Loans	Commitment Fee
I	< 2.50 to 1.00	2.50%	1.00%	0.300%
II	> 2.50 to 1.00 but < 3.00 to 1.00	2.75%	1.25%	0.375%
III	> 3.00 to 1.00 but < 3.50 to 1.00	3.00%	1.25%	0.450%
IV	> 3.50 to 1.00 but < 4.00 to 1.00	3.25%	1.50%	0.500%
V	> 4.00 to 1.00 but < 4.50 to 1.00	3.50%	1.75%	0.600%
VI	> 4.50 to 1.00	3.75%	2.00%	0.675%

(c)           amending and restating the second to last sentence of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement as follows:

“Subject to the foregoing sentence, the Applicable Rate in effect from the Fourth Amendment Effective Date through the first Business Day immediately following the date on which a Compliance Certificate with respect to the Measurement Period ended

June 30, 2016 is delivered to the Administrative Agent pursuant to Section 6.02(a) shall be determined based upon Pricing Level V (as set forth in the definition of “Applicable Rate” in this Agreement immediately prior to the Fourth Amendment Effective Date).”

(d)           amending and restating clause (d) of the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement as follows:

“(d)         has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action;”

(e)           amending and restating the proviso at the end of the definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement as follows:

“provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent; and if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.”

(f)            amending clause (b) of Section 1.03 of the Credit Agreement to add the following as the final sentence thereof:

“Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.”

(g)           adding the following as new Section 6.17 of the Credit Agreement:

“6.17      Anti-Corruption Laws.

Conduct its businesses in compliance in all material respects with Anti-Corruption Laws and maintain policies and procedures designed to promote and achieve material compliance with such laws.”

(h)           amending and restating clause (b) of Section 7.10 (Financial Covenants) of the Credit Agreement in its entirety as follows:

“(b)         Maximum Consolidated Total Leverage Ratio.  Commencing with the Measurement Period ending June 30, 2016, (i) to the extent that a Public Offering has been consummated as of the last day of any Measurement Period, permit the Consolidated Total Leverage Ratio of the Company and its Subsidiaries to be greater than 4.00 to 1.00 as of last day of such Measurement Period and (ii) to the extent that a Public Offering has not been consummated as of the last day of any Measurement Period, permit the Consolidated Total Leverage Ratio of the Company and its Subsidiaries as of the end of any Measurement Period to be greater than the ratio set forth below opposite such Measurement Period:

Measurement Period Ending	Consolidated Total Leverage Ratio
June 30, 2016	5.25 : 1.00
September 30, 2016	5.25 : 1.00
December 31, 2016	5.25 : 1.00
March 31, 2017	5.25 : 1.00
June 30, 2017	5.25 : 1.00
September 30, 2017	5.00 : 1.00
December 31, 2017	5.00 : 1.00
March 31, 2018	4.75 : 1.00
June 30, 2018	4.75 : 1.00
September 30, 2018	4.50 : 1.00
December 31, 2018	4.50 : 1.00
March 31, 2019	4.25 : 1.00
June 30, 2019	4.25 : 1.00
September 30, 2019	4.00 : 1.00
December 31, 2019	4.00 : 1.00
March 31, 2020 and thereafter	3.75 : 1.00

(i)            amending and restating clause (c) of Section 7.10 (Financial Covenants) of the Credit Agreement in its entirety as follows:

“(c)         Maximum Consolidated Secured Leverage Ratio.  Commencing with the Measurement Period ending June 30, 2016, (i) to the extent that a Public Offering has been consummated as of the last day of any Measurement Period, permit the Consolidated Secured Leverage Ratio of the Company and its Subsidiaries to be greater than 4.00 to 1.00 as of last day of such Measurement Period and (ii) to the extent that a Public Offering has not been consummated as of the last day of any Measurement Period, permit the Consolidated Secured Leverage Ratio of the Company and its Subsidiaries as of the end of any Measurement Period to be greater than the ratio set forth below opposite such Measurement Period:

Measurement Period Ending	Consolidated Secured Leverage Ratio
June 30, 2016	5.25 : 1.00
September 30, 2016	5.25 : 1.00
December 31, 2016	5.25 : 1.00
March 31, 2017	5.25 : 1.00
June 30, 2017	5.25 : 1.00
September 30, 2017	5.00 : 1.00
December 31, 2017	5.00 : 1.00
March 31, 2018	4.75 : 1.00
June 30, 2018	4.75 : 1.00
September 30, 2018	4.50 : 1.00
December 31, 2018	4.50 : 1.00
March 31, 2019	4.25 : 1.00
June 30, 2019	4.25 : 1.00
September 30, 2019	4.00 : 1.00
December 31, 2019	4.00 : 1.00
March 31, 2020 and thereafter	3.75 : 1.00

(j)            adding the following as new Section 10.22 of the Credit Agreement:

“10.22    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Solely to the extent any Lender or L/C Issuer that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an EEA Financial Institution; and

(b)           the effects of any Bail-In Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

§2.        Conditions.  The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent (the date such conditions are satisfied, the “Fourth Amendment Effective Date”):

(a)           the receipt by the Administrative Agent, on or prior to the date hereof, of a copy of this Agreement duly executed by the Company and the Lenders constituting Required Lenders; and

(b)           the Company shall have paid to the Administrative Agent, for the account of each Lender providing a signature page to this Agreement by 10:00 a.m. (New York time) on July 29, 2016 (each such Lender, a “Consenting Lender”) an amendment fee in an amount equal to 0.12% of such Consenting Lender’s outstanding Term Loans and Revolving Commitments outstanding immediately prior to the Fourth Amendment Effective Date.

§3.        Affirmation of the Company.  The Company hereby affirms its absolute and unconditional promise to pay to each Lender, the L/C Issuer, the Swing Line Lender and the Administrative Agent the Loans, the L/C Obligations and all other amounts due under the Notes, the Credit Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein.  The Company hereby affirms its guaranty of the Obligations in accordance with the provisions of the applicable Guaranty.  The Company confirms and agrees that (i) the obligations of the Borrowers to the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Collateral Documents and (ii) all references to the term “Credit Agreement” in the Collateral Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

§4.        Representations and Warranties.  The Company hereby represents and warrants to the Lenders, the Administrative Agent and the L/C Issuer as follows:

(a)           Representations and Warranties in Credit Agreement.  The representations and warranties of the Company contained in Article 5 of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except for representations and warranties that are already qualified as to materiality, which are instead true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except for representations and warranties that are already qualified as to materiality, which were instead true and correct) as of such earlier date.

(b)           Authority, No Conflicts, Etc.  The execution, delivery and performance of this Agreement and all related documents and the consummation of the transactions contemplated hereby and thereby (i) are within the corporate (or the equivalent company) authority of the Company and its Subsidiaries, (ii) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Company or any of its Subsidiaries and (iv) do not conflict with any provision of the Organization Documents of, or any other agreement or other instrument binding upon, the Company or any of its Subsidiaries.

(c)           Enforceability of Obligations.  This Agreement and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Company and each of its Subsidiaries party thereto, enforceable against the Company and each of its Subsidiaries party thereto, in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in equity or at law) and an implied covenant of good faith and fair dealing, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

§5.        No Other Amendments or Waivers.  Except as expressly provided in this Agreement, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same.  It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument.

§6.        Execution in Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart of this Agreement.

§7.        Governing Law.  THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

§8.        Headings, etc.  Headings or captions used in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.  This Agreement shall constitute a “Loan Document” under the Credit Agreement.

§9.        Expenses.  The Company agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Agreement (including Attorney Costs of Morgan, Lewis & Bockius LLP).

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

FOCUS FINANCIAL PARTNERS, LLC,
as Company

By:
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 4

BANK OF AMERICA, N.A.,
as Administrative Agent, Lender, the L/C Issuer and the Swing Line Lender

By:
Name:
Title:

Signature Page to Amendment No. 4

SUNTRUST BANK,
as a Lender,

By:
Name:
Title:

COMERICA BANK,
as a Lender,

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, UFJ, LTD., as Lender

By:
Name:
Title:

FIFTH THIRD BANK, as Lender

By:
Name:
Title:

THE HUNTINGTON NATIONAL BANK, as Lender

By:
Name:
Title:

U.S. BANK, N.A., as Lender

By:
Name:
Title:

FIRSTBANK FLORIDA, as Lender

By:
Name:
Title:

BMO HARRIS BANK N.A., as Lender

By:
Name:
Title:

CITIZENS BANK, N.A., as Lender

By:
Name:
Title:

BANKUNITED, N.A., as Lender

By:
Name:
Title:

GOLDMAN SACHS BANK USA, as Lender

By:
Name:
Title:

BANC OF CALIFORNIA, N.A., as Lender

By:
Name:
Title: